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                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

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                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): August 9, 2002

                        Price Communications Corporation
               (Exact Name of Registrant as Specified in Charter)

         New York                       1-8309                 13-2991700
(State or Other Jurisdiction          (Commission            (IRS Employer
     of Incorporation)                File Number)         Identification No.)


                              45 Rockefeller Plaza
                            New York, New York 10020
              (Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code: (212) 757-5600

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ITEM 5. OTHER EVENTS.

     On August 9, 2002, Price Communications Corporation (the "Registrant"), Price Communications Cellular Inc., Price Communications Cellular Holdings, Inc. and Price Communications Wireless, Inc. entered into a letter agreement with Cellco Partnership, Verizon Wireless of the East LP, Verizon Communications Inc. and Verizon Wireless Inc. with respect to the $350 million debt financing referred to in the Transaction Agreement dated as of December 18, 2001 (which was previously filed as Exhibit 10.1 to the Form 8-K of the Registrant filed on January 4, 2002, File No. 001-08309), as amended. The full text of such letter agreement is attached hereto as Exhibit 2.1 and incorporated herein by reference.

                                       2

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ITEM 7. EXHIBITS.

2.1 Letter agreement dated August 9, 2002 between Cellco Partnership, Verizon Wireless of the East LP, Verizon Communications Inc., Verizon Wireless Inc., Price Communications Corporation, Price Communications Cellular Inc., Price Communications Cellular Holdings, Inc. and Price Communications Wireless, Inc.

                                       3

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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 9, 2002


                            PRICE COMMUNICATIONS CORPORATION


                            By: /s/ Kim Pressman
                            ---------------------------
                            Kim Pressman
                            Executive Vice President and Chief Financial Officer